UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2011

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07 Submission of Matters to a Vote of Security Holders

FirstEnergy Corp. held its Annual Meeting of Shareholders on May 17, 2011 in Akron, Ohio.  The matters voted upon and the final results of the vote were as follows:

Item 1 – The following persons (comprising all members of the Board of Directors) were elected to FirstEnergy's Board of Directors for a term expiring at the Annual Meeting of Shareholders in 2012 and until their successors have been elected:

	Number of Votes
	For	Withheld	Broker Non-Votes

Paul T. Addison	232,554,101	88,947,072	45,216,157
Anthony J. Alexander	232,617,301	88,883,872	45,216,157
Michael J. Anderson	232,392,155	89,109,018	45,216,157
Dr. Carol A. Cartwright	207,375,631	114,125,542	45,216,157
William T. Cottle	208,313,527	113,187,646	45,216,157
Robert B. Heisler, Jr.	232,383,711	89,117,462	45,216,157
Julia L. Johnson	314,703,625	6,797,548	45,216,157
Ted J. Kleisner	314,974,312	6,526,861	45,216,157
Ernest J. Novak, Jr.	232,560,068	88,941,105	45,216,157
Catherine A. Rein	232,198,298	89,302,875	45,216,157
George M. Smart	206,763,489	114,737,684	45,216,157
Wes M. Taylor	232,476,196	89,024,977	45,216,157
Jesse T. Williams, Sr.	207,653,806	113,847,367	45,216,157

Item 2 – Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, for the 2011 fiscal year.  There were no broker non-votes for this item.  Item 2 received the following vote:

Number of Votes
For	Against	Abstentions

360,721,507	4,113,893	1,881,930

Item 3 – Amendment to the Amended Code of Regulations to reduce the percentage of shares required to call a special meeting of shareholders.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

355,806,835	8,314,916	2,595,479	100

Item 4 – Advisory vote on executive compensation.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

303,644,018	13,617,278	4,241,229	45,214,805

Item 5 – Advisory vote on frequency of the advisory vote on executive compensation.  The proposal received the following vote:

Number of Votes
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

229,280,421	6,998,665	80,292,233	4,933,113	45,212,898

In light of the Board of Directors’ recommendation for a “one year” vote frequency for the advisory vote on executive compensation, which received a majority of votes cast by our shareholders, the Board of Directors has determined that future advisory votes on executive compensation will be submitted to shareholders annually until the next required shareholder vote on this matter.

Item 6 - A shareholder proposal requesting that the Board of Directors prepare a report on coal combustion waste.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

100,432,281	177,708,304	43,360,624	45,216,121

Item 7 - A shareholder proposal requesting that the Board of Directors undertake the steps necessary to lower the percentage of shares required for shareholders to take action by written consent.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

143,711,571	172,905,282	4,884,356	45,216,121

Item 8 - A shareholder proposal requesting that the Board of Directors initiate the process to amend the Company’s articles of incorporation to adopt a majority vote standard for the election of directors.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

136,813,093	181,153,920	3,534,196	45,216,121

Item 9 - A shareholder proposal requesting that the Board of Directors issue a report on the financial risks of continued reliance on coal.  The proposal received the following vote:

Number of Votes
For	Against	Abstentions	Broker Non-Votes

87,709,708	191,314,311	42,477,190	45,216,121

Reference is made to FirstEnergy’s 2011 Proxy Statement filed with the Securities and Exchange Commission on April 1, 2011, for more information regarding the proposals set forth above and the vote required for approval of these matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

May 18, 2011

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer